The New Ireland Fund, Inc.
Portfolio Holdings (unaudited)

		Value (U.S.)
January 31, 2021	Shares	(Note A)
COMMON STOCKS (100.27%) (a)
COMMON STOCKS OF IRISH COMPANIES (91.79%)
Airlines (4.07%)
Ryanair Holdings PLC *	92,391	$1,603,329
Ryanair Holdings PLC - Sponsored ADR*	9,490	902,214
		2,505,543
Banks (6.87%)
AIB Group PLC *	1,459,480	2,603,589
Bank of Ireland Group PLC *	433,029	1,618,545
		4,222,134
Beverages (2.56%)
C&C Group PLC *	497,250	1,573,813
Building Products (6.13%)
Kingspan Group PLC *	55,445	3,767,970
Construction Materials (20.03%)
CRH PLC	295,131	12,313,391
Containers & Packaging (3.39%)
Smurfit Kappa Group PLC	43,310	2,085,532
Food & Staples Retailing (2.16%)
Total Produce PLC	748,397	1,325,995
Food Products (3.34%)
Glanbia PLC	12,841	158,636
Greencore Group PLC *	32,000	51,035
Kerry Group PLC, Series A	12,939	1,757,065
Origin Enterprises PLC	21,273	84,547
		2,051,283
Health Care Services (3.55%)
UDG Healthcare PLC	43,260	483,663
Uniphar PLC	549,811	1,701,417
		2,185,080
Hotels, Restaurants & Leisure (19.22%)
Dalata Hotel Group PLC *	408,468	1,655,623
Flutter Entertainment PLC *	4,768	890,101
Flutter Entertainment PLC *	49,651	9,270,058
		11,815,782
Household Durables (5.43%)
Cairn Homes PLC *	1,247,974	1,434,209
Glenveagh Properties PLC *	1,864,420	1,905,078
		3,339,287
Industrial Conglomerates (2.91%)
DCC PLC	23,696	1,790,877
Life Sciences Tools & Services (1.79%)
Malin Corp. PLC *	189,215	1,102,183
Machinery (1.59%)
Mincon Group PLC	718,130	976,064
Marine (1.16%)
Irish Continental Group PLC - UTS *	152,652	711,362
Multi-Utilities (2.00%)
Greencoat Renewables PLC	844,766	1,230,197
Pharmaceuticals (1.37%)
Amryt Pharma PLC *	300,819	844,939
Specialty Retail (1.04%)
Applegreen PLC *	92,819	642,050
Trading Companies & Distributors (3.18%)
Grafton Group PLC	164,744	1,955,891
TOTAL COMMON STOCKS OF IRISH COMPANIES
(Cost $41,394,320)		56,439,373

COMMON STOCKS OF FRENCH COMPANIES (3.36%)
Building Products (1.66%)
Cie de St-Gobain *	20,527	1,023,323
Multi-Utilities (1.70%)
Veolia Environnement SA	39,010	1,044,332
TOTAL COMMON STOCKS OF FRENCH COMPANIES
(Cost $1,436,353)		2,067,655
COMMON STOCKS OF ITALY COMPANIES (2.04%)
Electric Utilities (2.04%)
Enel SpA	126,447	1,256,905
TOTAL COMMON STOCKS OF ITALY COMPANIES
(Cost $868,746)		1,256,905
COMMON STOCKS OF UNITED KINGDOM COMPANIES (1.83%)
Construction & Engineering (1.83%)
Costain Group PLC *	1,424,805	1,122,508
TOTAL COMMON STOCKS OF UNITED KINGDOM COMPANIES
(Cost $1,119,378)		1,122,508
COMMON STOCKS OF UNITED STATES COMPANIES (1.25%)
Commercial Services & Supplies (1.25%)
Covanta Holding Corp.	54,321	768,642
TOTAL COMMON STOCKS OF UNITED STATES COMPANIES
(Cost $565,436)		768,642
TOTAL COMMON STOCKS
(Cost $45,384,233)		$61,655,083
RIGHTS - –%
- –%
AMRYT EMA CVR (b)	300,819	–
AMRYT FDA CVR (b)	300,819	–
AMRYT REVENUE CVR (b)	300,819	–
		–
TOTAL RIGHTS
(Cost $0)		–

TOTAL INVESTMENTS (100.27%)		61,655,083
(Cost 45,384,233)
OTHER LIABILITIES AND ASSETS (0.27%)		$(164,374)
NET ASSETS (100.00%)		$61,490,709

*	Non-income producing security.
ADR	American Depositary Receipt traded in U.S. dollars.
UTS	Units
CVR	Contingent Value Rights
(a)
The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

(b)	Value determined using significant unobservable inputs.

Fair Value Measurements:  As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listing or delistings on national exchanges.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of period. The summary of inputs used to value the Fund’s net assets as of January 31, 2021 is as follows:

	Total Value at 01/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities
Common Stocks*
Life Sciences Tools & Services	$1,102,183	$-	$1,102,183	$-
Other Industries	60,552,900	60,552,900	-	-
Rights	-	-	-	-
Total Investments^	$61,655,083	$60,552,900	$1,102,183	$-
*See Portfolio Holdings detail for country breakout.
^Investments are disclosed individually on the Portfolio Holdings.